EXHIBIT 10.40

FIRST AMENDMENT TO AMENDED AND RESTATED
CONTINUING AGREEMENT FOR LETTERS OF CREDIT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CONTINUING AGREEMENT FOR LETTERS OF CREDIT (this “First Amendment”) is entered into as of July 2nd, 2012, between CAMERON INTERNATIONAL CORPORATION, a Delaware corporation (“Cameron”) and CITIBANK, N.A., as letter of credit issuer (the “Letter of Credit Issuer”).

Preliminary Statements

WHEREAS, Cameron, certain subsidiaries of Cameron party thereto, as Subsidiary Applicants, and the Letter of Credit Issuer are parties to that certain Amended and Restated Continuing Agreement for Letters of Credit dated as of February 2, 2012 (as same may be further amended, restated, increased and extended, the “L/C Agreement”; capitalized terms used herein that are not defined herein and are defined in the L/C Agreement are used herein as defined in the L/C Agreement); and

WHEREAS, Cameron has requested that the Letter of Credit Issuer modify the L/C Agreement and change certain terms thereof, and the Letter of Credit Issuer has agreed to do so subject to the terms and conditions of this First Amendment; and

WHEREAS, Cameron and the Letter of Credit Issuer wish to execute this First Amendment to evidence such agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Cameron and the Letter of Credit Issuer hereby agree as follows:

Section 1.               Amendment to L/C Agreement.

(a)           Section 2.01(a)(ii) of the L/C Agreement is hereby amended and restated in its entirety as follows:

(ii) no Letter of Credit shall have a Stated Expiry Date later than three years from its date of issuance, or such later date agreed by the Letter of Credit Issuer in its sole discretion.

Section 2.               Representations True; No Default.  Cameron represents and warrants that:

(a)           this First Amendment has been duly authorized, executed and delivered on its behalf, and the L/C Agreement, as amended by this First Amendment, and the other Credit Documents to which it is a party, constitute the legal, valid and binding obligations of Cameron, enforceable against Cameron in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(b)           the representations and warranties of Cameron contained in Section 4.01 of the L/C Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof (other than those representations and warranties that (i) are subject to a materiality qualifier, which shall be true and correct in all respects, and (ii) expressly relate to a specific earlier date and that remain true and correct in all material respects as of such earlier date) as though made on and as of the date hereof; and

(c)           after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.              Effectiveness.  This First Amendment shall become effective as of 12:01 a.m. Eastern Standard Time on the date (the “First Amendment Closing Date”) when, and only when, the Letter of Credit Issuer notifies Cameron that the Letter of Credit Issuer (or its counsel) has received multiple original counterparts from each party hereto, as requested by the Letter of Credit Issuer, of this First Amendment duly and validly executed and delivered by duly authorized officers of each such party.

Section 4.               Miscellaneous Provisions.

(a)           From and after the execution and delivery of this First Amendment, the L/C Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the L/C Agreement shall continue in full force and effect.

(b)           The L/C Agreement and this First Amendment shall be read and construed as one and the same instrument.

(c)           Any reference in any of the Credit Documents to the L/C Agreement shall be a reference to the L/C Agreement as amended by this First Amendment.

(d)           This First Amendment is a Credit Document for purposes of the provisions of the other Credit Documents.  Without limiting the foregoing, any breach of the representations, warranties, and covenants under this First Amendment may be a Default or an Event of Default under the Credit Documents.

(e)           This First Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflicts of law rules (other than Section 5-1401 of the New York General Obligations Law).

(f)           This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(g)           The headings herein shall be accorded no significance in interpreting this First Amendment.

Section 5.               Binding Effect.  This First Amendment shall be binding upon and inure to the benefit of the Applicants and the Letter of Credit Issuer and their respective successors and assigns, except that the Applicants shall not have the right to assign their rights hereunder or any interest herein.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers as of the date first set forth above, to be effective as of the First Amendment Closing Date.

CAMERON INTERNATIONAL CORPORATION

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

Signature Page to First Amendment to Amended and Restated Continuing Agreement for Letters of Credit